                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------



                                   FORM 8-K
                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934 DATE
                  OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                               FEBRUARY 11, 1999

                                   001-13388

                           (Commission File Number)


                             --------------------



                              GUIDANT CORPORATION
            (Exact name of registrant as specified in its charter)



           INDIANA                                        35-1931722
      (Jurisdiction of Incorporation)                    (IRS Employer
                                                     Identification Number)



         111 MONUMENT CIRCLE, 29TH FLOOR, INDIANAPOLIS, INDIANA 46204

             (Address of registrant's principal executive office)



                                 317-971-2000
                        (Registrant's telephone number)

                               ----------------
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)    Exhibits

99.1    Press Release, dated February 11, 1999, of the Company
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        GUIDANT CORPORATION



                                        By: /s/ Keith E. Brauer
                                            ----------------------------
                                            Keith E. Brauer
                                            Vice President and Chief Financial
                                            Officer


Date:  February 11, 1999
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                EXHIBIT INDEX

Exhibit
Number
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Press release, dated February 11, 1999, of the Company